UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 29, 2007

SBARRO, INC.

(Exact Name of Registrant as Specified in its Charter)

New York	002-96807	11-2501939
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 Broadhollow Road, Melville, New York 11747-4714

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (631) 715-4100

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.	Changes in Registrant’s Certifying Accountant.

The firm of BDO Seidman LLP (“BDO”) has served as the independent registered public accounting firm of Sbarro, Inc. since 2002. On May 29, 2007, BDO advised us that it was resigning as our independent registered public accounting firm effective immediately. The reports of BDO on our consolidated financial statements as of December 31, 2006 and January 1, 2006 and for the years then ended contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During our two most recent fiscal years and through the interim period ended April 1, 2007 and the date of this Current Report on Form 8-K, there have been no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference thereto in their reports on the financial statements for such years. During the years ended December 31, 2006 and January 1, 2006 and through the interim period ended April 1, 2007 and the date of this Current Report on Form 8-K, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

BDO has been provided with a copy of the above statements and has furnished us with a letter addressed to the Securities and Exchange Commission stating that it agrees with such statements. A copy of this letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On June 4, 2007, the Audit Committee of our Board of Directors engaged PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 30, 2007. Such engagement was effective immediately. During our fiscal years ended December 31, 2006 and January 1, 2006 and during the subsequent interim period through April 1, 2007, neither the Company nor anyone on the Company’s behalf consulted PricewaterhouseCoopers LLP regarding any of the matters referred to in Item 304(a)(2) of Regulation S-K.

ITEM 9.01.	Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter dated May 31, 2007 from BDO Seidman LLP to the Securities and Exchange Commission regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SBARRO, INC.
Dated: June 4, 2007

	By:	/s/ Anthony J. Puglisi
Anthony J. Puglisi
Vice President and Chief Financial Officer

EXHIBIT INDEX

16.1	Letter dated May 31, 2007 from BDO Seidman LLP to the Securities and Exchange Commission regarding change in certifying accountant.